Exhibit 10.13.1

THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OF THE BALANCE DUE UPON MATURITY IS $1,889,204.50, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

                            MODIFICATION OF MORTGAGE
                    AND MORTGAGE NOTE AND EXTENSION AGREEMENT

         THIS MODIFICATION OF MORTGAGE AND MORTGAGE NOTE AND EXTENSION AGREEMENT is entered into this 29th day of July, 1998, by and between THE HUNTINGTON NATIONAL BANK, a national banking association, whose address is 685 S. Babcock Street, Melbourne, Florida 32901, hereinafter referred to as `Mortgagee"; and SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida corporation, whose address is 5200 S. Washington Avenue, Titusville, FL 32780, hereinafter referred to as "Mortgagor".

                              W I T N E S S E T H :

         WHEREAS, BARNETT BANK, N.A., on September 30, 1996, made a loan to Mortgagor in the original principal amount of TWO MILLION FOUR HUNDRED THOUSAND AND NO/.100 ($2,400,000.00) DOLLARS ("Loan"); and

         WHEREAS, in connection with the Loan, Mortgagor executed that certain promissory note dated September 30, 1996, in the original principal amount of TWO MILLION FOUR HUNDRED THOUSAND AND NO/100 ($2,400,000.00) DOLLARS evidencing the Loan ("Note"); and

         WHEREAS, the Note is secured by that certain Mortgage and Security Agreement dated September 30, 1996, and recorded in Official Records Book 3609, Page 0715, of the Public Records of Brevard County, Florida ("Mortgage"), encumbering that certain real property described therein, and further secured by that certain Assignment of Leases, Rents and Profits dated September 30, 1996 and recorded in Official Records Book 3609, Page 0737; UCC-1 Financing Statement recorded in Official Records Book 3609, Page 0743, Public Records of Brevard County, Florida; and

         WHEREAS, the Loan, Note and Mortgage were modified by a Mortgage Modification Agreement dated October 25, 1996, recorded in Official Records Book 3617, Page 1805, Public Records of Brevard County, Florida; and

         WHEREAS, the Loan, Note and Mortgage were modified by a Second Modification to Mortgage and Security Agreement and Partial Release of Personal Property Agreement dated September 15, 1997 and recorded in Official Records Book 3711, Page 4702 , Public Records of Brevard County, Florida; and

         WHEREAS, the Loan, Note and Mortgage were assigned by Barnett Bank, N.A. to Mortgagee by Assignment of Loan Documents dated November 4, 1997, recorded in Official Records Book 3725, Page 3827, Public Records of Brevard County, Florida; and

         WHEREAS, the Loan, Note and Mortgage were further modified by Modification of Mortgage Deed and Security Agreement dated November 3, 1997 and recorded in Official Records Book 3725, Page 3830; Collateral Assignment of Leases or Leases recorded in Official Records Book 3725, Page 3837; UCC-1 Financing Statement recorded in Official Records Book 3725, Page 3847; UCC-3 recorded in Official Records Book 3725, Page 3853, Public Records of Brevard County, Florida; and

         WHEREAS, the Loan, Note and Mortgage were further modified by Modification of Mortgage and Mortgage Note and Extension Agreement dated December 30, 1997, recorded in Official Records Book 3760, Page 1333, and re-recorded in Official Records Book 3776, Page 0133, Public Records of Brevard County, Florida; and

         WHEREAS, the property currently encumbered by the Mortgage is the real property set forth on Exhibit "A" and Exhibit "B" to that certain Mortgage Modification Agreement dated October 25, 1996 and recorded in official Records Book 3617, Page 1805, Public Records of Brevard County, Florida; and

         WHEREAS, the parties hereto are desirous of further modifying said Mortgage and Mortgage Note.

         NOW, THEREFORE, in consideration of the sum of $10.00 this day by each party to the other, receipt whereof being hereby acknowledged, and other good and valuable considerations, the parties do hereby amend said Note and Mortgage as follows:




         1. The present outstanding principal balance of said Mortgage is $2,393,333.28.

         2. The Note and Mortgage are hereby deemed to be modified to incorporate the following provisions which shall prevail to the extent of any inconsistency with the provisions of the Note and Mortgage. Failure to comply with any or all of the following provisions shall constitute a default under the Note, Mortgage, UCC-1 Financing Statements, assignment of rents, leases, guarantees, and all other documents executed and/or delivered by Mortgagor to Mortgagee.

         3. The total principal indebtedness of $2,393,333.28 plus interest at the rate of three-quarters (.75%) per annum IN EXCESS of The Huntington National Bank's Prime Commercial Lending Rate ("Rate"), with the amount of interest payable to be adjusted from time to time as the Rate changes, shall be paid as follows:

         Monthly principal payments of $14,405.00 PLUS interest shall be due and payable on the first day of AUGUST, 1998, and the first day of each consecutive month thereafter until the 1st day of JULY, 2001, when the entire outstanding principal balance plus all accrued interest shall be due and payable.

         Interest shall be calculated on the basis of a three hundred sixty
         (360) day year and charged for the actual number of days elapsed in an interest period. In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended form time to time, and in the event any such payment is paid by Borrower or received by the Lender, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify the Lender, in writing, that Borrower elects to have such excess returned to it for its worth.

         Each payment when made shall be applied first to the payment of interest, second to the payment of sums due hereunder other than interest or principal (i.e., late payment and similar charges), and then to the payment of principal.

         Mortgagor shall have the right to prepay this loan, in full or in part, without penalty through the application of normal operating cash flow of the Mortgagor. Should prepayment be funded from any other source, a prepayment fee of one-half (.50%) percent of the then outstanding balance shall be due and payable.

         4. The parties agree that interest at the rate of three-quarters (.75%) percent per annum IN EXCESS of The Huntington National Bank's prime Commercial Lending Rate ("Rate") with the amount of interest payable to be adjusted from time to time as the Rate changes, shall begin accruing July 1, 1998.

         5. Nothing herein is intended to nor shall it constitute a novation of the indebtedness evidenced by the Existing Note or of the other obligations secured by the Mortgage, and such indebtedness and obligations remain in full force and effect, and shall be evidenced by the Renewal Note.

         6. The Commitment Letter of May 28, 1998, by and between Mortgagor and Mortgagee is incorporated herein and made a part hereof. Any default in the provisions of the Commitment Letter by Mortgagor shall be a default herein.

         7. This instrument shall be binding upon the successors and assigns to the parties hereto.

         8. Should any provision of this instrument be invalid or unenforceable, the remainder of this instrument shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

         9. Except as expressly modified herein, the Mortgage is hereby ratified and confirmed and shall remain in full force and effect.

         10. Mortgagor further covenants and agrees that Mortgagor has no defenses or set-offs to the enforcement of the Note and Mortgage, as modified, or any counterclaims against the holder of the Note and Mortgage and by the execution of this Agreement, they hereby waive all defenses, setoffs or counterclaims they may have as of the date hereof.

         IN WITNESS WHEREOF the undersigned have executed this instrument.

                                 SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida

                                 corporation

                                 By: /s/ JOSEPH E. MOHR
                                    -----------------------------------------
                                 JOSEPH E. MOHR, Executive Vice President and
                                 Chief Financial Officer

                                 THE HUNTINGTON NATIONAL BANK,
                                 a national banking association

                                 By:
                                    -----------------------------------------
                                 Print Name:
                                 Title:

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF BREVARD )

         The foregoing instrument was acknowledged before me this 29th day of July, 1998 by JOSEPH E. MOHR, as EXECUTIVE VICE PRESIDENT and CHIEF FINANCIAL OFFICER of SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida corporation. He is personally known to me or has produced ______________ as identification..


                                              /S/  LILLIAN CLOVER
                                              ----------------------------------
My Commission Expires:                               Notary Public,

                                                       [SEAL]

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF BREVARD )

         The foregoing instrument was acknowledged before me this __________day of July, 1998 by ________________________ , as Vice President of THE HUNTINGTON NATIONAL BANK, a national banking association.

He is personally known to me or has produced ______________ _____ as identification.

                                              ----------------------------------
My Commission Expires:                               Notary Public,

                  ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR

         The undersigned hereby acknowledges and consents to the foregoing Modification of Mortgage and Mortgage Note and Extension Agreement.

         Dated this 29th day of July, 1998

                                              ECKLER INDUSTRIES, INC., a Florida
                                              corporation

                                              By: /s/ DONNA SIEBEL
                                                  ------------------------------
                                                  DONNA SIEBEL, Vice President

STATE OF FLORIDA  )
                  ) ss:
COUNTY OF BREVARD )

         The foregoing instrument was acknowledged before me this 29th day of July, 1998 by DONNA SIEBEL, as VICE PRESIDENT of ECKLER INDUSTRIES, INC., a Florida corporation. She is personally known to me or has produced ______________a as identification.

                                                       /s/ LILLIAN CLOVER
                                              ----------------------------------
                                                         Notary Public,

                                                           [SEAL]

My Commission Expires: